ii	Investment Commentary

Legg Mason Special Investment Trust, Inc.

Total returns for the Fund for various periods ended June 30, 2008, are presented below, along with those of some comparative indices:

	Second Quarter 2008	One Year	Average Annual Total Returns
			Five Years	Ten Years	Since InceptionA
Special Investment Trust:
Primary Class	+1.84%	–33.49%	+3.78%	+6.66%	+11.14%
Class R	+1.97%	–33.21%	N/A	N/A	–17.04%
Financial Intermediary Class	+2.02%	–33.01%	N/A	N/A	+1.39%
Institutional Class	+2.12%	–32.77%	+4.88%	+7.78%	+12.08%
S&P MidCap 400 IndexB	+5.43%	–7.34%	+12.61%	+9.84%	+13.91%
Lipper Mid-Cap Core FundsC	+3.50%	–10.96%	+11.16%	+8.28%	+11.25%
Russell Midcap IndexD	+2.67%	–11.19%	+13.07%	+8.10%	+12.57%
S&P 500 Stock Composite IndexE	–2.73%	–13.12%	+7.58%	+2.88%	+10.91%
S&P 500 Financials IndexF	–18.32%	–42.36%	–1.27%	+0.29%	N/A

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Class R, Financial Intermediary Class and Institutional Class please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the Primary Class, Class R, Financial Intermediary Class and Institutional Class were 1.77%, 1.36%, 1.04%, and 0.72%, respectively. The expense ratios represent the Fund’s total annual operating expenses for each share class for the fiscal year ended March 31, 2008 as indicated in the Fund’s prospectus dated August 1, 2008. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

The Fund’s Board of Directors has currently limited payments of 12b-1 fees under the Fund’s Class R and Financial Intermediary Class Distribution Plans to 0.50% and 0.25%, respectively. Pursuant to each Distribution Plan, the Board of Directors may authorize payment of up to 0.75% and 0.40% of the Fund’s Class R and Financial Intermediary Class shares’ average net assets, respectively, without shareholder approval.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary       iii

Special Investment Trust lagged its relevant indexes and peers during the second calendar quarter. The Fund’s Primary Class returned a positive 1.84%, which was behind its peer group, the Lipper Mid-Cap Core Funds Index, the S&P MidCap 400 Index and Russell Midcap Index. However, the Fund was ahead of the larger-cap S&P 500 Stock Composite Index.

The following chart from Empirical Research provides great context for second-quarter performance and the developing possible long-term opportunity for valuation managers:

Valuation Spreads

The Top Quintile Compared to the Market Average

1952 Through Late-June 2008

The chart shows that the valuation spreadG between the cheapest 20% of stocks in the market and the valuation of the entire marketH on average has been widening dramatically over the last several months. As the gray recession bars indicate, this pattern of valuation widening is symptomatic of economic stress as many stocks, especially “value” stocks, quickly discount fundamental deterioration. This pattern can result in very painful market environments as already cheap stocks rapidly get cheaper, which can lead to severe underperformance for valuation strategies. This has certainly been the case over the last three quarters for our Fund’s valuation strategy, which is predicated on buying stocks whose market prices are at large discounts to our estimate of underlying intrinsic value and are patiently waiting for convergence. Instead of convergence, most

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv       Investment Commentary

of the Fund’s holdings have continued to diverge, even though many of the holdings have experienced little change in our estimated long-term intrinsic value.

The chart also shows that, remarkably, about a third of the current valuation spread widening for this cycle occurred in the month of June. Why? I think the key culprit was the price of oil, which spiked almost 40% during the quarter to a record $140 per barrel by the end of June. This rapid escalation in energy prices put severe pressure on many parts of the economy that were already weakened by the credit crisis and falling home prices. It appears that global markets are now betting that the only way oil prices will correct will be via demand destruction from painful economic contractions in developed economies, and especially the U.S.

In my opinion, oil demand destruction is already well underway, as U.S. miles driven are now falling for the first time since the 1979 oil price spike and airline miles flown are now down roughly 1% over the last year. These key measures of U.S. transportation fuel demand, which is 19% of total global oil demand, should continue to fall, as evidenced by the dramatic shift to smaller cars and hybrids and the so far announced 10% cuts in U.S. airline capacity. Lehman Brothers estimates that U.S. oil demand destruction could reach 1.3 million barrels during the current quarter, which is equal to roughly 1.5% of total global oil demand. When you mix in potential secular oil demand dampeners from alternative energy development and advances in automotive powertrain technologies (particularly plug-in hybrids), I believe you could see more oil substitution and a much lower oil demand curve due to technology solutions than is currently anticipated by the market.

The bullish counterargument to potentially lower oil prices from demand destruction is that ongoing secular demand in emerging economies will offset any cyclical weakness in the developed world. The secular demand is coming from rapid economic development, with emerging economies feverishly expanding their infrastructure and manufacturing bases, which makes their economic activity roughly twice as energy intensive as the developed economies. At the same time, fairly widespread oil subsidies and a weak U.S. dollar weaken the price signal to emerging market consumers. The problem with this argument, however, is that escalating oil prices are adding to a growing inflation problem in the emerging world and making oil subsidies prohibitively expensive for most countries. This is leading to tightening economic policies throughout much of the emerging world and the widespread rollback of subsidies in many areas, including China. The result should be slower economic growth in emerging countries and a weakening of incremental oil demand growth.

Thus, I still believe that the best cure for high oil prices is high oil prices, and that the seeds of a cyclical price correction are now in place. Unfortunately, demand destruction and structural adjustments in oil demand take time and are an extremely painful process, but I think we are now far enough along that the weakening demand outlook will shift the psychology of the oil market as the year progresses. In addition, if we ever

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary       v

get an oil supply response, then any correction in oil could be severe. However, the data so far on supply growth is very supportive of the oil bulls, but I suspect some of the recent increase in oil industry capital spending will eventually provide at least some boost to supply.

The final key takeaway from the chart is that peaks in valuation spreads typically are followed by sharp corrections, suggesting returns by valuation strategies improve as violently as they deteriorated. Peaks in valuation spreads also seem to occur during periods of economic stress, when investor and consumer sentiment hit negative extremes. In fact, the Investment Strategy and Investment Group (ISI) data shows that fear buying opportunities typically occur when The Conference Board Consumer Confidence IndexI drops below 60. In the 27 times that this has occurred since 1967, future equity returns have been positive 26 times (96% batting average) with an average return of 19% over the ensuing 12 months. Encouragingly, the one negative return was only 1%.

So where is current market sentiment? Not surprisingly, the toxic combination of an oil price shock and the severe credit crisis has resulted in awful, near-record low sentiment:

•

The Conference Board Consumer Confidence Index referenced earlier is currently at 50.4, or well below the 60 threshold, and has only been lower on three previous occasions: December 1974, May 1990 and January 1992.

•	The Conference Board Expectations Index recently hit 41, which is the lowest reading since this index began in 1967.

•	The National Federation of Independent Business Small Business Index hit 89.3, its lowest reading since 1980.

•	The University of Michigan Consumer Confidence Survey hit 56.7, its lowest reading since March 1980.

Given this extreme sentiment backdrop, it is not surprising that valuation spreads are approaching record levels, with the tech bubble being the only period with higher recorded spreads. It should also not be surprising that the groups that have led to wider valuation spreads are primarily the financials and consumer durables, while conversely, global cyclical stocks are trading with their narrowest valuation spreads in over 50 years. With the S&P 500 Financials Index down 42% over the past year, its worst absolute and relative period ever, I think it is likely we have endured most of the pain in financial stocks for this cycle. I also think that if overall valuation spreads do go to a new record, it will be driven by global cyclical stocks finally starting to discount a slowing global economic environment. The Fund’s current positioning reflects this outlook and my belief that the awful recent period for valuation strategies has planted the seeds for another period of success.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi       Investment Commentary

Although this was another disappointing relative quarter, the Fund did generate a small positive absolute gain with key contributions from Energy Conversion Devices, CNET Networks, NII Holdings, Quanta Services and Level 3 Communications. I won’t discuss these names individually, but I think this grouping of stocks highlights that we are finding value across the market and not just within the financials sector. It is also noteworthy that a large Fund holding, CNET Networks, was acquired in a strategic acquisition at a large premium by CBS. I continue to think that one of the ways the embedded value in the Fund may be realized is through strategic activity, and I would not be surprised to see foreign buyers emerge to take advantage of the depressed U.S. dollar.

On the negative side, the largest second-quarter detractors were Downey Financial, Lennar, Ambac, XLCapital and Sears Holdings. Not surprisingly, the list consists of three financials, a homebuilder and a challenged retail stock. I will comment on the Fund’s two biggest detractors, Downey and Lennar, to provide current color on the distressed mortgage system and the continued depression in housing.

I originally bought Downey Financial because it appeared to have a massive capital cushion to absorb future losses, and it had built a very valuable core deposit franchise. I did expect that Downey’s option ARM (adjustable-rate mortgage) portfolio would generate historic levels of credit losses, but the actual losses have blown through my worst expectations and are now over 15 times previous peak losses. As a result, if Downey can actually raise more capital, it will likely dilute book value per share by well over 50 percent. This vicious math is why many bank stocks have plummeted, as distressed bank shareholders face the rising probability of either outright failure or massive dilution of intrinsic value per share. To lower dilution risk, I moved up Downey’s capital structure and bought Downey senior debt at roughly 70% of par. Although Downey currently remains well-capitalized, with a stable deposit funding base and valuable real estate assets, this is still a distressed situation. However, I continue to think buying a diversified basket of discounted senior bank securities (debt rather than equity) will likely generate very attractive risk-adjusted returns as the banking system recapitalizes.

The homebuilding stocks, including Lennar, had a tough second quarter as the spike in oil prices added more pain to an already pressured consumer sector, potentially delaying any recovery in housing. As a result, housing starts are now running below one million units for only the sixth time since 1947, and pricing continues to be under severe pressure. Though it is impossible to call a bottom in housing, it is important to remember that annual household formation in the U.S. is roughly 1.6 million, suggesting that housing starts are currently running well below long-term trend. While we wait for a healthier market, Lennar has successfully taken a lot of risk out of its balance sheet, and with the stock selling below 0.8 times tangible book value, I’m a comfortable long-term holder.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary       vii

I added nine new positions during the quarter, as the opportunity set for valuation managers continued to expand. In my opinion, the Fund could likely do well over the long term with no activity, but I continue to find large enough gaps from intrinsic value in new stocks that add to the Fund’s long-term risk-adjusted return potential. I detail five of the new positions in the following paragraphs.

We participated in the $7 billion recapitalization of National City Corporation, the eighth-largest bank in the U.S. We liked the size of the deal – $7 billion, or 4% of total assets – and the distressed valuation at roughly 70% of tangible book. Post the deal, we think National City has enough capital to absorb its future credit losses, even if management is still too optimistic on its loss outlook, making additional dilution unlikely. We also think National City’s roughly $100 billion in customer deposits have tremendous long-term value as a stable funding source. We believe the strategic value of deposits has been materially enhanced by the extreme dislocations of market-based or wholesale funding during this credit storm. As things normalize, we believe this value should manifest itself with National City’s stock eventually trading at a modest premium to tangible book, and we would not be surprised if National City is ultimately acquired for its core deposit franchise.

Fortress Investment Group is an alternative asset manager that came public in 2007 at the height of the private equity boom. As a result of this inauspicious timing, the first tick was the highest tick and the stock has fallen over 70% since the IPO. With the collapse in the credit markets and ensuing drop in asset values, Fortress’ distributable earnings have also come under significant pressure from declining performance fees on assets under management. However, we think the long-term secular growth outlook for capable alternative asset managers, such as Fortress, is still quite positive. Despite this long-term growth potential, we believe we are only paying a high-single-digit multiple for Fortress’ normalized, distributable earnings, given the substantial decline in Fortress’ stock price. While we wait for “normal,” there should be sufficient distributable earnings for Fortress to maintain a high-single-digit current dividend yield. We believe that the combination of current income and future growth with potential valuation upside could result in an attractive risk-adjusted return for long-term Fortress holders.

Through luck or foresight, Assured Guaranty, a financial guaranty insurance company, did not guarantee the toxic double- and triple-leveraged collateralized debt obligation (CDO) structures that have led to the near death of Ambac and MBIA. As a result, Assured Guaranty was one of only two surviving companies that were writing financial guaranty business in the primary market. In the parlance of insurance markets, the collapse in competition and continued panic in credit markets led to an extremely “hard” market for pricing, which Assured Guaranty was uniquely positioned to take advantage of. This opportunity attracted billionaire distress investor Wilbur Ross, who made a $250 million equity investment at $23.47 per share and gave Assured the option to call an additional $750 million in capital in the future (subject to certain price collars). Unfortunately, as I was finishing this letter, Moody’s put Assured Guaranty’s

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii       Investment Commentary

Aaa rating on review for downgrade despite no change in Assured’s capital position, which is still over $400 million above Moody’s Aaa stress scenario. Despite this near-term worst-case scenario, with the stock trading at 40% of generally accepted accounting principles book value and arguably 25% of liquidation value as measured by Assured Guaranty’s adjusted book value, I still like the stock.

When the price of oil eventually stabilizes or corrects, I think the investment community will refocus on the promising secular growth prospects for consumer demand within emerging markets. This concept is reflected in existing Fund positions like Marine Harvest, and is a key part of the investment thesis for purchasing Heckman Corporation. Heckman is a Special-Purpose Acquisition Company (SPAC) that has agreed to acquire Hong Kong-based China Water & Drinks, the fifth-largest bottled water company in China. Over the last five years, bottled water consumption in China has grown at roughly 18% annually, and the relatively high growth should continue given that Chinese bottled water consumption is less than 50% of the current global average on a per capita basis. China Water & Drinks growth has been over twice the market average, and some premium should continue as Heckman plans on using China Water as a platform for consolidating the industry. Despite these growth prospects and a high profit margin business model, we paid roughly 15 times current earnings for Heckman, which we consider a bargain. There is currently no Wall Street research coverage of Heckman, but as this company gets discovered, I believe the stock price should start to converge with our estimate of intrinsic value.

Finally, we were buyers of Calpine, the independent power producer that emerged from bankruptcy during the first quarter. We think power markets in the U.S. will continue to tighten, especially as new coal generating capacity is cancelled or postponed due to environmental concerns and uncertainty about future carbon costs. This is shifting more power production toward gas-fired power plants, which should result in higher power prices and more volatility, which Calpine should benefit from. During the last electric power pricing cycle, merchant power assets went to roughly 350% of replacement cost, which resulted in overbuilding and, ultimately, Calpine’s bankruptcy. Now merchant power assets are selling at roughly 50% of replacement costs, a valuation discount that should narrow as power prices increase over time. Finally, Calpine’s relatively clean gas-fired generating assets and current discount to replacement cost are attracting strategic interest, as NRG Energy made a hostile offer for Calpine shortly after we invested.

I don’t think it is an exaggeration to argue that these are historic times and the current challenges for investors are immense. Some prominent investors, such as Mohamed El-Erian at PIMCO, suggest that we are transitioning from the U.S. consumer being the primary engine of global economic growth to a world driven by internal demand within emerging markets. As with any major secular transition, the dislocations can be extremely painful, and previous models for framing the world either need to be dramatically updated or completely discarded. Legg Mason Capital Management

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary       ix

embraces the challenge of evolving with big shifts in markets, but our process remains centered on taking advantage of long-term valuation opportunities as they arise. I think the current opportunity for long-term valuation managers matches the immensity of the current market challenges.

Thanks for your continued long-term support and confidence.

Samuel M. Peters, CFA

July 21, 2008

DJIA: 11,467.34

Investment Risks: Smaller companies may involve higher risk than a fund that invests in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High yield bonds involve greater credit and liquidity risk than investment grade bonds. All investments are subject to risk, including the loss of principal. Past performance is no guarantee of future results.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x       Investment Commentary

A

The Fund’s Primary Class inception date is December 30, 1985. The Fund’s Class R inception date is December 28, 2006. The Fund’s Financial Intermediary Class inception date is July 30, 2004. The Fund’s Institutional Class inception date is December 1, 1994. Index returns are for periods beginning December 31, 1985. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B	A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies.

C

Average of the 384 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

D

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

E	A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.

F

A capitalization-weighted index (sector) consisting of commercial banks whose businesses are derived primarily from commercial lending operations and have significant business activity in retail banking and small and medium corporate lending. Excludes banks classified in the Regional Banks and Thrifts & Mortgage Finance sub-industries. Also excludes investment banks classified in the Investment Banking & Brokerage sub-industry.

G

Valuation Spread measures the difference between the mean of the cheapest, or first, quintile of stocks and the mean of the third quintile, using valuation metrics including price to book, price to earnings and free cash flow yield.

H	The largest 1,000 U.S. stocks by market capitalization.

I

The Conference Board’s Consumer Confidence Index — A not-for-profit research organization for businesses that distributes information about management and the market place. It is a widely quoted private source of business intelligence, and is responsible for a survey that measures how optimistic or pessimistic consumers are with respect to the economy in the near future.

N/A – Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders       1

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s quarterly report for the period ended June 30, 2008.

The following table summarizes key statistics for the Fund and some comparative indices as of June 30, 2008:

	Total Returns
	3 Months	12 Months
Special Investment Trust:
Primary Class	+1.84%	–33.49%
Class R	+1.97%	–33.21%
Financial Intermediary Class	+2.02%	–33.01%
Institutional Class	+2.12%	–32.77%
S&P MidCap 400 IndexA	+5.43%	–7.34%
Lipper Mid-Cap Core FundsB	+3.50%	–10.96%
Russell Midcap IndexC	+2.67%	–11.19%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmason.com/individualinvestors. For the Class R, Financial Intermediary and Institutional Classes please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in the report, please contact your financial advisor.

A

A market capitalization-weighted index, composed of 400 stocks, that is generally considered representative of mid-sized U.S. companies. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.

B

Average of the 384 funds comprising the Lipper universe of mid-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.

C

Measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

2       Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

John F. Curley, Jr.	Mark R. Fetting
Chairman	President

July 21, 2008

Quarterly Report to Shareholders       3

Performance Information

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to the S&P MidCap 400 and the Russell Midcap indices. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and the Institutional Class for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the indices’ results assume reinvestment of all dividends and distributions at the time they were paid.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4       Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–33.49%	–33.49%
Five Years	+20.41%	+3.78%
Ten Years	+90.62%	+6.66%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders       5

Growth of a $1,000,000 Investment — Class R

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–33.21%	–33.21%
Life of Class*	–24.49%	–17.04%

*	Inception date: December 28, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the period beginning December 31, 2006.

6       Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–33.01%	–33.01%
Life of Class*	+5.56%	+1.39%

*	Inception date: July 30, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning July 31, 2004.

Quarterly Report to Shareholders       7

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended June 30, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–32.77%	–32.77%
Five Years	+26.88%	+4.88%
Ten Years	+111.52%	+7.78%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8       Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of June 30, 2008)C

(As a percentage of the portfolio)

Top Ten Holdings (as of June 30, 2008)

Security	% of Net Assets
Red Hat Inc.	4.0%
Quanta Services Inc.	3.7%
Alkermes Inc.	3.3%
Level 3 Communications Inc.	3.3%
NII Holdings Inc.	3.2%
Hatteras Financial Corp.	3.1%
Lenovo Group Ltd.	3.0%
Electronic Arts Inc. (EA)	3.0%
Accenture Ltd.	2.9%
Corporate Executive Board Co.	2.8%

C	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders       9

Selected Portfolio PerformanceD

Strongest performers for the quarter ended June 30, 2008E
1. Energy Conversion Devices Inc.	+146.3%
2. Jabil Circuit Inc.	+74.5%
3. NII Holdings Inc.	+49.4%
4. Quanta Services Inc.	+43.6%
5. Sprint Nextel Corp.	+42.0%
6. Level 3 Communications Inc.	+39.2%
7. SLM Corp.	+26.1%
8. Marine Harvest	+23.0%
9. Accenture Ltd.	+15.8%
10. Career Education Corp.	+14.9%

Weakest performers for the quarter ended June 30, 2008E
1. Downey Financial Corp. (common stock)	–84.8%
2. Ambac Financial Group Inc.	–76.6%
3. MBIA Inc.	–64.1%
4. Affymetrix Inc.	–40.9%
5. Freddie Mac	–34.5%
6. Lennar Corp.	–33.9%
7. Pulte Homes Inc.	–33.6%
8. XL Capital Ltd.	–29.6%
9. Sears Holdings Corp.	–27.9%
10. Chimera Investment Corp.	–25.8%

Securities added during the quarter	Securities sold during the quarter
Assured Guaranty Ltd.	CNET Networks Inc.F
Calpine Corp.	Medarex Inc.
Continental Airlines Inc.	Security Capital Assurance Ltd.
Downey Financial Corp. (corporate bond)
Fortress Investment Group LLC
General Motors Corp.
Heckmann Corp.
National City Corp. (common stock)
National City Corp. (preferred stock)

D	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

E	Securities held for the entire quarter.

F	Acquired by CBS Corp. in a cash basis transaction.

10       Quarterly Report to Shareholders

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

June 30, 2008 (Unaudited)

	Shares/Par	Value
Common Stocks and Equity Interests — 97.9%
Consumer Discretionary — 17.8%
Automobiles — 2.3%
General Motors Corp.	800,000	$9,200,000
Harley-Davidson Inc.	900,000	32,634,000

		41,834,000

Diversified Consumer Services — 2.1%
Career Education Corp.	2,500,000	36,525,000	A

Household Durables — 3.2%
Lennar Corp.	3,600,000	44,424,000
Pulte Homes Inc.	1,400,000	13,482,000

		57,906,000

Internet and Catalog Retail — 5.3%
Amazon.com Inc.	600,000	43,998,000	A
Expedia Inc.	2,700,000	49,626,000	A

		93,624,000

Multiline Retail — 2.5%
Sears Holdings Corp.	600,000	44,196,000	A

Specialty Retail — 2.4%
Collective Brands Inc.	3,700,000	43,031,000	A,B

Consumer Staples — 2.5%
Food Products — 2.5%
Marine Harvest	60,000,000	44,122,418	A

Quarterly Report to Shareholders       11

	Shares/Par	Value
Financials — 19.5%
Capital Markets — 2.1%
Fortress Investment Group LLC	1,100,000	$13,552,000
Heckmann Corp.	2,600,000	23,296,000	A

		36,848,000

Commercial Banks — 2.6%
National City Corp.	983,600	4,691,772
National City Corp. — PFD	448	42,739,200	C

		47,430,972

Consumer Finance — 2.2%
SLM Corp.	2,000,000	38,700,000	A

Insurance — 5.5%
Ambac Financial Group Inc.	4,300,000	5,762,000
Assured Guaranty Ltd.	1,000,000	17,990,000
MBIA Inc.	2,100,000	9,219,000
Montpelier Re Holdings Ltd.	2,000,000	29,500,000
XL Capital Ltd.	1,750,000	35,980,000

		98,451,000

Real Estate Investment Trusts — 5.0%
Chimera Investment Corp.	2,700,000	24,327,000	B
Hatteras Financial Corp.	2,570,100	56,132,269	A,B,D
Thornburg Mortgage Inc. — PFD	2,040,700	8,366,870	C

		88,826,139

Thrifts and Mortgage Finance — 2.1%
Downey Financial Corp.	2,200,000	6,094,000	B
Freddie Mac	1,950,000	31,980,000

		38,074,000

12       Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Health Care — 12.1%
Biotechnology — 4.0%
Alkermes Inc.	4,800,000	$59,328,000	A,B
Cell Genesys Inc.	4,500,000	11,700,000	A,B

		71,028,000

Health Care Equipment and Supplies — 3.7%
Advanced Medical Optics Inc.	1,350,000	25,299,000	A
Zimmer Holdings Inc.	600,000	40,830,000	A

		66,129,000

Health Care Providers and Services — 2.3%
WellPoint Inc.	850,000	40,511,000	A

Life Sciences Tools and Services — 0.3%
Affymetrix Inc.	500,000	5,145,000	A

Pharmaceuticals — 1.8%
Medicis Pharmaceutical Corp.	1,600,000	33,248,000

Industrials — 9.0%
Airlines 0.5%
Continental Airlines Inc.	900,000	9,099,000	A

Commercial Services and Supplies — 2.8%
Corporate Executive Board Co.	1,200,000	50,460,000

Construction and Engineering — 3.8%
Quanta Services Inc.	2,000,000	66,540,000	A

Quarterly Report to Shareholders       13

	Shares/Par	Value
Industrials — Continued
Electrical Equipment — 1.9%
Energy Conversion Devices Inc.	200,000	$14,728,000	A
Evergreen Solar Inc.	2,000,000	19,380,000	A

		34,108,000

Information Technology — 24.5%
Computers and Peripherals — 3.0%
Lenovo Group Ltd.	80,000,000	54,172,252

Electronic Equipment and Instruments — 1.9%
Jabil Circuit Inc.	2,000,000	32,820,000

IT Services — 5.1%
Accenture Ltd.	1,300,000	52,936,000
DST Systems Inc.	700,000	38,535,000	A

		91,471,000

Semiconductors and Semiconductor Equipment — 5.5%
Analog Devices Inc.	1,200,000	38,124,000
Integrated Device Technology Inc.	1,900,000	18,886,000	A
National Semiconductor Corp.	2,000,000	41,080,000

		98,090,000

Software — 9.0%
Amdocs Ltd.	1,200,000	35,304,000	A
Electronic Arts Inc. (EA)	1,200,000	53,316,000	A
Red Hat Inc.	3,500,000	72,415,000	A

		161,035,000

14       Quarterly Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value
Materials — 2.7%
Chemicals — 2.7%
Nalco Holding Co.	2,300,000	$48,645,000

Telecommunication Services — 8.4%
Diversified Telecommunication Services — 3.3%
Level 3 Communications Inc.	20,000,000	59,000,000	A

Wireless Telecommunication Services — 5.1%
NII Holdings Inc.	1,200,000	56,988,000	A
Sprint Nextel Corp.	3,500,000	33,250,000

		90,238,000

Utilities — 1.4%
Independent Power Producers and Energy Traders — 1.4%
Calpine Corp.	1,100,000	24,816,000	A

Total Common Stocks and Equity Interests
(Cost — $1,948,575,319)		1,746,123,781

	Rate	Maturity Date	Shares/Par
Corporate Bonds and Notes — 1.9%
Downey Financial Corp.	6.500%	7/1/14	$44,100,000	33,240,639	B

Total Corporate Bonds and Notes
(Cost — $31,203,934)				33,240,639

Quarterly Report to Shareholders       15

	Shares/Par	Value
Repurchase Agreements — 0.9%
Bank of America
2.2%, dated 6/30/08, to be repurchased at $8,219,333 on 7/1/08 (Collateral: $8,380,000 Federal Home Loan Bank bond, 3%, due 6/19/09, value $8,395,355)	$8,218,831	8,218,831
Goldman Sachs and Co.
2.36%, dated 6/30/08, to be repurchased at $8,219,371 on 7/1/08 (Collateral: $8,749,927 Fannie Mae mortgage-backed security, 5%, due 5/1/38, value $8,424,236)	$8,218,832	8,218,832

Total Repurchase Agreements (Cost — $16,437,663)		16,437,663

Total Investments — 100.7% (Cost — $1,996,216,916)E		1,795,802,083
Other Assets Less Liabilities — (0.7)%		(11,812,092)

Net Assets — 100.0%		$1,783,989,991

Net Asset Value Per Share:
Primary Class		$25.49

R Class		$32.19

Financial Intermediary Class		$32.32

Institutional Class		$32.81

A	Non-income producing.

B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2008, the total market value of Affiliated Companies was $233,852,909 and the cost was $387,867,634.

C	Convertible Security — Security my be converted into common stock.

D

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 3.15% of net assets.

E

Aggregate cost for federal income tax purposes is substantially the same as book cost. At June 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$296,119,550
Gross unrealized depreciation	(496,534,383)

Net unrealized depreciation	$(200,414,833)

PFD — Preferred stock.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc. Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman

Mark R. Fetting, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For R, FI and I Class Shareholders
c/o BFDS	c/o BFDS
P.O. Box 55214	P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-285/Q (08/08) TN08-2791

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